Exhibit 10.1

SERIES A PREFERRED STOCK SUBSCRIPTION
AND REGISTRATION RIGHTS AGREEMENT

This SERIES A PREFERRED STOCK SUBSCRIPTION AND REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the __ day of November, 2008, by and between Rock Energy Resources, Inc., a Delaware corporation (the "Issuer" or the "Company"), and the undersigned (the "Purchaser" or the "Subscriber").

W I T N E S S E T H

WHEREAS, the Issuer has conducted a private placement pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder (the "Private Placement") of Series A Preferred Stock;

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Issuer desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Issuer, the number of shares of Series A Preferred Stock set forth in this Agreement;

WHEREAS, it is a condition to the obligations of Purchaser hereunder that the Issuer provide Purchaser with certain registration rights as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

1. Definitions. The following terms have the meanings indicated:

"Affiliate" means, with respect to a specified Person, any other Person, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, "controlling," "controlled by" and "under common control with") means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

"Agreement" has the meaning set forth in the introductory paragraph.

"Annual Report" has the meaning set forth in Section 5.5(b).

"Black Out Period" has the meaning set forth in Section 7.2(c).

"Closing" or "Closings" have the meaning set forth in Section 3.

"Common Stock" means the Common Stock, par value $0.0001 per share, of the Issuer.

"Company" has the meaning set forth in the introductory paragraph.

"Conversion Shares" has the meaning set forth in Section 4.4.

"Disclosure Schedule" means the Disclosure Schedules attached hereto.

"Effectiveness Date" has the meaning set forth in Section 7.1(b).

"Environmental Laws and Regulations" means all laws, rules, regulations, ordinances, orders or other legally enforceable requirements of any governmental authority relating to pollution, nuisance, the environment, natural resources or the protection of public heath and safety in effect as of the date hereof including, without limitation, (i) the Federal Clean Air Act, 42 U.S.C. Section 7401 et seq.; (ii) the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq.; (iii) the Federal Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 1101 et seq.; (iv) the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Section 136 et seq.; (v) the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; (vi) the Solid Waste Disposal Act, 42 U.S.C. Section 6901 et seq.; (vii) the Safe Water Drinking Act, 42 U.S.C. Section 300f et seq.; (viii) the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; (ix) emissions, discharges, releases, or threatened releases of any Hazardous Material; and (x) the manufacture, processing, distribution, use, coverage, disposal, transportation, storage or handling of any Hazardous Material.

"FCPA" has the meaning set forth in Section 5.15.

"Filing Date" has the meaning set forth in Section 7.1(a).

"Hazardous Materials" means any hazardous, infectious or toxic substance, chemical, pollutant, contaminant, emission or waste which is regulated or requires removal, remediation or reporting under any Environmental Laws and Regulations or by any local, state, federal or foreign authority. Hazardous Materials include, without limitation, anything which is: (i) defined as a "pollutant" pursuant to 33 U.S.C. Section 1362(6) as of the date of this Agreement; (ii) defined as a "hazardous waste" pursuant to 42 U.S.C. Section 6921 as of the date of this Agreement; (iii) defined as a "regulated substance" pursuant to 42 U.S.C. Section 6991 as of the date of this Agreement; (iv) defined as a "hazardous substance" pursuant to 42 U.S.C. Section 9601(14) as of the date of this Agreement; (v) defined as a "pollutant or contaminant" pursuant to 42 U.S.C. Section 9601(33) as of the date of this Agreement; (vi) petroleum; (vii) asbestos; and (viii) polychlorinated biphenyl.

"Initial Closing" has the meaning set forth in Section 3.

"Initial Closing Date" has the meaning set forth in Section 3.

"Investor Presentation" means that certain power point presentation entitled "Rock Energy Resources Corporate Presentation June 2008".

"Issuer" has the meaning set forth in the introductory paragraph.

"Material Adverse Effect" means with respect to any Person (i) a material adverse effect on the legality, validity or enforceability of this Agreement, the Purchased Shares; (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of any such Person; (iii) a material adverse effect on the ability of such Person to perform in any material respect on a timely basis its obligations under this Agreement; or (iv) an event which would reasonably be expected to subject such Person to any material liability.

"Patriot Act" has the meaning set forth in Section 4.15.

"Person" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

"Preliminary Prospectuses" and individually, "Preliminary Prospectus" has the meaning set forth in 7.1(e).

"Private Placement" has the meaning set forth in the recitals.

"Prohibited Investor" has the meaning set forth in Section 4.15.

"Prospectus" has the meaning set forth in 7.1(c).

"Purchase Price" has the meaning set forth in Section 2.1.

"Purchased Shares" has the meaning set forth in Section 2.1.

"Purchaser" has the meaning set forth in the introductory paragraph.

"Quarterly Report" has the meaning set forth in Section 5.5(b).

"Registrable Securities" means the shares of Common Stock issuable upon conversion of the Series a Preferred Stock all of which Registrable Securities are subject to the rights provided herein until such rights terminate pursuant to the provisions hereof.

"Registration Statement" has the meaning set forth in Section 7.1(a).

"Release" means the active or passive spilling, emitting, leaking, pumping, pouring, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the indoor or outdoor environment.

"SEC" has the meaning set forth in Section 7.1(a).

"SEC Filings" has the meaning set forth in Section 5.5.

"Securities Act" has the meaning set forth in Section 4.4.

"Selling Stockholder" has the meaning set forth in Section 7.3(a)(i).

"Selling Stockholder Indemnified Parties" has the meaning set forth in Section 7.3(b).

"Series A Preferred Stock" means the Series A Cumulative Convertible Preferred Stock of the Issuer.

"Short Sales" means, without limitation, all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, "put equivalent positions" (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

"Subscriber" has the meaning set forth in the introductory paragraph.

"Super 8-K" has the meaning set forth in Section 5.5(b).

"Suspension" has the meaning set forth in Section 7.2(c).

"Suspension Notice" has the meaning set forth in Section 7.2(c).

"Trading Affiliate" means an Affiliate of Subscriber which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to Purchaser's investments or trading or information concerning Purchaser's investments, including in respect of the Purchased Shares and the Warrant, and (iii) is subject to Purchaser's review or input concerning such Affiliate's investments or trading.

"Underwritten Offering" means an offering (including an offering pursuant to a Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a "bought deal" with one or more investment banks.

2. Agreement to Purchase Shares.

2.1 Sale and Issuance of Series A Preferred Stock. Subject to the terms and conditions set forth in this Agreement, Subscriber hereby agrees to purchase at the Closing, and the Issuer agrees to sell and issue to Purchaser at the Closing, the number of shares of the Issuer's Series A Preferred Stock, par value $0.0001 per share ("Series A Preferred Stock"), shown below Purchaser's name on the signature page hereto (the "Purchased Shares"), at a price of $1,000 per share for an aggregate purchase price to be paid by Purchaser (the "Purchase Price") in the amount shown below Purchaser's name on the signature page hereto.

2.2 Delivery of Purchase Price; Acceptance of Subscription; Delivery of Shares. Purchaser understands and agrees that this subscription is made subject to the following terms and conditions:

(a) Subscriber understands that separate subscription agreements will be executed with other purchasers for the remainder of the Purchased Shares to be sold in the Private Placement;

(b) Contemporaneously with the execution and delivery of this Agreement Purchaser shall pay to the Company immediately available funds in the amount equal to the Purchase Price;

(c) The subscription for Purchased Shares shall be deemed to be accepted only when this Agreement has been signed by an authorized officer of the Company;

(d) The Issuer shall have the right to reject this subscription, in whole or in part, and shall have the right to allocate Purchased Shares among all purchasers in any manner it may desire;

(e) The payment of the Purchase Price (or, in the case of rejection of a portion of Purchaser's subscription, the part of the payment relating to such rejected portion) will be returned promptly, without interest, if Purchaser's subscription is rejected in whole or in part or if the Private Placement is withdrawn or canceled;

(f) Certificates representing the Purchased Shares will be issued in the name of each Purchaser within 5 days of the Closing with respect to the Purchaser's subscription hereunder; and

(g) The representations and warranties of the Issuer and Purchaser set forth herein shall be true and correct as of the date that the Issuer accepts this subscription.

3. Closing. The consummation of the Private Placement will occur at one or more closings (each, a "Closing" and collectively, the "Closings"). The initial closing (the "Initial Closing") shall occur on November 10, 2008 (the "Initial Closing Date") at the offices of the Company. From and after the Initial Closing, the Company may have such additional Closings as the Company may determine; provided, however, that (i) the final Closing shall not occur after December 31, 2008 and (ii) the total gross proceeds received by the Company in the Private Placement shall not exceed $5,000,000.

4. Purchaser' Representations and Warranties. Purchaser hereby represents and warrants to the Issuer that:

4.1 Organization; Authority; Capacity. If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and Purchaser has the requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and to consummate the transactions hereunder and otherwise to carry out its obligations hereunder. If Purchaser is an individual, Purchaser has the capacity to enter into this Agreement and to consummate the transactions hereunder and otherwise carry out its obligations hereunder. The purchase by Purchaser of the Purchased Shares has been duly authorized by all necessary action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

4.2 Compliance with Laws and Other Instruments. The execution and delivery of this Agreement by Purchaser and the consummation of the transactions contemplated hereby do not conflict with or result in any violation of or default under any provision of (a) if Purchaser is an entity, any charter, bylaws, trust agreement, partnership agreement, or other organizational or formation document, as the case may be, of Purchaser and (b) any agreement, certificate, or other instrument to which Purchaser is a party or by which Purchaser or, to Purchaser's knowledge, any of its properties is bound, or any permit, franchise, judgment, decree, statute, rule, regulation, or other Law applicable to Purchaser or the business or properties of Purchaser.

4.3 Consents. No consent, approval or authorization of, or filing, registration or qualification with, any court or governmental or regulatory department, agency or authority having jurisdiction over Purchaser or its business or properties is required for the execution and delivery of this Agreement by Purchaser or the performance of Purchaser's obligations and duties hereunder.

4.4 Investment Intent. Purchaser is acquiring the Purchased Shares solely for Purchaser's own account for investment purposes, and not with a view to, or for offer or sale in connection with, any distribution of the Purchased Shares in violation of the Securities Act of 1933, as amended (the "Securities Act"). No other person has a beneficial interest in the Purchased Shares, and no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the Purchase Price. Purchaser does not intend to dispose of all or any part of the Purchased Shares or Common Stock issuable upon the conversion of the Purchased Shares (the "Conversion Shares") except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Purchased Shares are being offered pursuant to one or more specific exemptions under the provisions of the Securities Act, which exemption(s) depend(s), among other things, upon compliance with the provisions of the Securities Act.

4.5 Access to Information. Purchaser acknowledges that it has reviewed the SEC Filings and the Investor Presentation and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Series A Preferred Stock and the merits and risks of investing in the Series A Preferred Stock; (ii) access to information about the Company and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Purchaser has not relied on any information other than the information set forth in the SEC Filings made from and after January 3, 2008, the Investor Presentation and the Issuer's representations and warranties set forth in Section 5 of this Agreement in purchasing the Purchased Shares.

4.6 Nature of Purchaser. Purchaser represents and warrants to, and covenants and agrees with, Issuer that, (a) it is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the SEC pursuant to the Securities Act and (b) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Shares, is able to bear the economic risk of such investment and, at the present time, would be able to afford a complete loss of such investment.

4.7 Knowledge and Experience. Purchaser is experienced in evaluating and investing in the securities of businesses in the Issuer's industry, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Purchased Shares and of protecting its interests in connection with an acquisition of the Purchased Shares. Purchaser understands that the acquisition of the Purchased Shares is a speculative investment and involves substantial risks and Purchaser could lose its entire investment in the Purchased Shares.

4.8 Suitability and Reliance on Own Advisors. Purchaser has carefully considered, and has, to the extent Purchaser deems it necessary, discussed with Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Purchased Shares for Purchaser's particular tax and financial situation, and Purchaser has determined that the Purchased Shares are a suitable investment for Purchaser. Purchaser has not relied upon the Issuer or its advisers for legal or tax advice.

4.9 Ability to Bear Risk of Loss. Purchaser is financially able to hold the Purchased Shares and the Conversion Shares subject to restrictions on transfer for an indefinite period of time, and is capable of bearing the economic risk of losing up to the entire amount of its Purchase Price.

4.10 Non-Registered Stock. Purchaser acknowledges that the offer and sale of the Purchased Shares have not been registered under the Securities Act or any state securities laws and the Purchased Shares and the Conversion Shares may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available. Purchaser understands that the offer and sale of the Purchased Shares are intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements of Purchaser contained in this Agreement.

4.11 Truth and Accuracy. All representations and warranties made by Purchaser in this Agreement are true and accurate as of the date hereof and shall be true and accurate as of each Closing. If at any time prior to any Closing any representation or warranty shall not be true and accurate in any respect, Purchaser shall so notify the Issuer.

4.12 Scope of Business. Purchaser has been advised and understands that the Issuer will be exposed to numerous investment opportunities in all areas of the oil and gas industry and may therefore pursue various types of transactions and opportunities, even if they do not fit within the primary focus of the Issuer's current business plan as set forth in the SEC Filings and the Investor Presentation.

4.13 Brokers or Finders. Purchaser has not dealt with any broker or finder except as disclosed in writing to the Issuer in connection with the transactions contemplated by the Agreement, and has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agent's commissions or any similar charges in connection with the transactions contemplated by the Agreement.

4.14 Certain Trading Activities. Other than with respect to the transactions contemplated herein, since the time that Purchaser was first contacted by the Issuer, or any other Person regarding the transactions contemplated hereby, Purchaser has not, directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with Purchaser, effected or agreed to effect any transactions in the securities of the Issuer (including, without limitation, any Short Sales involving the Issuer's securities). Other than to other Persons party to this Agreement, Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

4.15 Certain Illegal Activities. Purchaser represents that neither it nor, to its knowledge, any Person or entity controlling, controlled by or under common control with Purchaser nor any Person or entity having a beneficial interest in Purchaser nor any Person or entity on whose behalf Purchaser is acting (a) is a Person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), (b) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC), (c) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank, (d) is a senior non-U.S. political figure or an immediate family member or close associate of such figure, or (e) is otherwise prohibited from investing in the Partnership pursuant to applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules or orders (categories (a) through (e) collectively, a "Prohibited Investor"). Purchaser agrees to provide the Issuer, promptly upon request, all information that the Issuer reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. Purchaser consents to the disclosure to U.S. regulators and law enforcement authorities by the Issuer and its Affiliates and agents of such information about Purchaser as the Issuer reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. If Purchaser is a financial institution that is subject to the Patriot Act, Public Law No. 107-56 (Oct. 26, 2001) (the "Patriot Act"), Purchaser represents that Purchaser has met all of its respective obligations under the Patriot Act. Purchaser acknowledges that if, following the investment in the Issuer by Purchaser, the Issuer reasonably believes that Purchaser is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that the Issuer requests, the Issuer has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require Purchaser to transfer the Purchased Shares. Purchaser further acknowledges that Purchaser will not have any claim against the Issuer or any of its Affiliates or agents for any form of damages as a result of any of the foregoing actions.

5. Issuer's Representations and Warranties. The Issuer hereby represents and warrants to Purchaser that, except as set forth in the Disclosure Schedule:

5.1 Corporate Existence; Authority. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of Delaware, and it has all requisite corporate power and authority to carry on its business as it is now being conducted. The individual executing and delivering this Agreement on behalf of the Issuer has been duly authorized to execute and deliver this Agreement on behalf of the Issuer, and the signature of such individual is binding upon the Issuer. The Issuer has no subsidiaries.

5.2 Enforceability. The Issuer has duly executed and delivered this Agreement and (subject to its execution by Purchaser) it constitutes a valid and binding agreement of the Issuer enforceable in accordance with its terms against the Issuer, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors generally and general principles of equity governing specific performance, injunctive relief or other equitable remedies.

5.3 Capitalization. The authorized capital of the Issuer consists, or will consist immediately prior to the Closing, of:

(a) Preferred Stock. 10,000,000 shares of Preferred Stock, par value $0.0001 per share, of which no shares were issued and outstanding prior to the Private Placement.

(b) Common Stock. 500,000,000 shares of Common Stock of which [___________] shares are issued and outstanding as of the date of this Agreement.

(c) All of the outstanding shares of Common Stock of the Issuer have been duly and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Purchased Shares and the Conversion Shares have been duly authorized and when issued and delivered to Purchaser against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable and the issuance of such Purchased Shares and the Conversion Shares will not be subject to any preemptive or similar rights.

(d) Prior to giving effect to the transactions set forth herein, there are no outstanding subscriptions, options, warrants, convertible securities, calls, commitments, agreements or rights to purchase or otherwise acquire from the Issuer any shares of, or any securities convertible into, the capital stock of the Issuer except as disclosed in the SEC Filings.

(e) Except as disclosed in the SEC Filings, no stockholders of the Issuer have any right to require the registration of any securities of the Issuer or to participate in any such registration.

5.4 No Conflicts. The issuance and sale of the Purchased Shares to Purchaser as contemplated hereby and the performance of this Agreement will not violate or conflict with the Issuer's Certificate of Incorporation, as amended, or Bylaws, as amended, or any material agreements to which the Issuer is a party or by which it is otherwise bound or, to the Issuer's knowledge, any statute, rule or regulation (federal, state, local or foreign) to which it is subject.

5.5 SEC Documents.

(a) All reports and other documents filed or furnished by the Issuer pursuant to the Exchange Act through the SEC's Electronic Data Gathering, Analysis and Retrieval system prior to the date hereof (collectively, the "SEC Filings") are publicly available for viewing by Purchaser. The Issuer has filed all filings required of the Issuer pursuant to the Exchange Act for the period from and after January 3, 2008. All of the SEC Filings made from and after January 3, 2008 complied in all material respects with the requirements of the Exchange Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Filing.

(b) The financial statements of the Issuer included in the annual report on Form 10-KSB for the year ended December 31, 2007 (the "Annual Report"), the Current Report on Form 8-K filed with the SEC on January 3, 2008 (the "Super 8-K") and the quarterly report on Form 10-Q for the six months ended June 30, 2008 (the "Quarterly Report"), have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or otherwise, or (ii) as to the Quarterly Report, to the extent it may exclude footnotes or may include condensed or summary statements) and fairly present in all material respects the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

5.6 Litigation. Except as disclosed in the SEC Filings, there is no litigation or other legal, administrative or governmental proceeding pending or, to the knowledge of the Issuer, threatened against or relating to the Issuer or its properties or business, that if determined adversely to the Issuer could reasonably be expected to have a material adverse effect on the operations or financial condition of the Issuer.

5.7 No Material Adverse Change. Since the date of the Quarterly Report, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of the Issuer, and no event has occurred or circumstance exists that may result in such a material adverse change except for such changes are may have occurred in the oil and gas industry generally or in the national or world economy or capital markets or from the operation by Issuer of its business in the ordinary course and consistent with just practice.

5.8 Environmental. Except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect, to the knowledge of the Issuer:

(a) The operations and activities of the Issuer are in compliance with all Environmental Laws and Regulations.

(b) The Issuer has obtained and are in compliance in all material respects with all requirements, permits, licenses and other authorizations which are required with respect to its operations, under all applicable Environmental Laws and Regulations.

(c) There is no civil, criminal, administrative or other action, suit, demand, claim, hearing, notice of violation, proceeding, investigation, notice or demand pending, received, or, to the knowledge of the Issuer, threatened against the Issuer relating in any way to any Environmental Laws and Regulations, which has not been abated.

(d) The Issuer has not received any written notification that any sites have been designated as Superfund sites on any real property now or previously owned, leased, operated or utilized by the Issuer.

(e) No Hazardous Materials have been Released at, on, under or from any property currently owned, operated or to the knowledge of the Issuer, previously owned or operated by the Issuer for which remedial or corrective action may be required under applicable Environmental Laws and Regulations.

(f) The representations and warranties made in this Section 5.8 are the exclusive representations and warranties relating to environmental matters made to Purchaser by the Issuer.

5.9 No Consents. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Issuer or any of its properties is required for the issuance and sale of the Purchased Shares by the Issuer or for the consummation by Issuer of the transactions contemplated hereunder, except in each case for such consents, approvals, authorizations, orders, registrations or qualifications (i) as have been obtained, (ii) as may be required under federal or state securities or Blue Sky laws in connection with the purchase or registration of the Purchased Shares or (iii) the failure of which to obtain would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.10 Compliance with Laws, Other Instruments. The execution, delivery and performance by the Issuer of this Agreement will not (a) contravene, result in any breach of, or constitute a default under or result in the creation of any lien in respect of any property of the Issuer under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other material agreement or instrument to which the Issuer is bound or by which the Issuer or any of its respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to the Issuer or (c) materially violate any provision of any statute or other rule or regulation of any governmental authority applicable to the Issuer.

5.11 Observance of Agreements, Statutes and Orders. The Issuer is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation environmental laws) of any governmental authority which default or violation could reasonably be expected to have a material adverse effect upon the operations or financial condition of the Issuer.

5.12 Private Placement. Assuming the accuracy of the representations and warranties of Purchaser contained in this Agreement, the offer, sale and issuance of the Purchased Shares to Purchaser are exempt from the registration requirements of the Securities Act, and the securities laws of any state having jurisdiction with respect thereto and the Issuer has not taken any action that would cause the loss of such exemption.

5.13 Brokers or Finders. The Issuer has not dealt with any broker or finder in connection with the transactions contemplated by the Agreement, and the Issuer has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage of finders' fees or agents commissions or any similar charges in connection with the transactions contemplated by the Agreement.

5.14 No Integrated Offering. Neither the Issuer nor any of its Affiliates, nor, to the Issuer's knowledge, any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security of the Issuer or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Issuer on Section 4(2) of the Securities Act for the exemption from the registration requirements imposed under Section 5 of the Securities Act for the transactions contemplated hereby or that would require such registration the Securities Act.

5.15 Foreign Corrupt Practices Act. Neither the Issuer nor, to the Issuer's knowledge, any of its current or former shareholders, directors, officers, employees, agents or other Persons acting on behalf of the Issuer has on behalf of the Issuer or in connection with its business, taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder ("FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Issuer has conducted its businesses in compliance with the FCPA and has instituted and maintains policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

6. Restrictions on Transfer.

6.1 Resale Restrictions. Purchaser understands that the offer and sale of the Purchased Shares to Purchaser has not been registered under the Securities Act or under any state laws. Purchaser agrees not to offer, sell or otherwise transfer the Purchased Shares or the Conversion Shares, or any interest in the Purchased Shares or the Conversion Shares, unless (i) the offer and sale is registered under the Securities Act, (ii) the Purchased Shares or the Conversion Shares, as applicable, may be sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act and any applicable state laws and, if the Issuer reasonably requests, Purchaser delivers to the Issuer an opinion of counsel to such effect, or (iii) Purchaser delivers to the Issuer an opinion of counsel (at the expense of the Issuer) reasonably satisfactory to the Issuer that the offer and sale is otherwise exempt from Securities Act registration. Notwithstanding the foregoing subsections (ii) and (iii), no opinion shall be required for transfers by Purchaser to its Affiliates.

6.2 Short Selling Acknowledgement and Agreement. Purchaser understands and acknowledges that the SEC currently takes the position that coverage of short sales of securities "against the box" prior to the effective date of a registration statement is a violation of Section 5 of the Securities Act. Purchaser agrees that it will not engage in any Short Sales that result in the disposition of the Common Stock acquired hereunder by Purchaser until such time as the Registration Statement is declared effective.

6.3 Restrictive Legend. Purchaser understands and agrees that a legend in substantially the following form will be placed on the certificates or other documents representing the Purchased Shares and the Conversion Shares:

"THE SHARES OF STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE OFFER AND SALE IS EXEMPT FROM SECURITIES ACT REGISTRATION, AND THE TERMS OF SECTION 6.1 OF THE SUBSCRIPTION AGREEMENT PURSUANT TO WHICH THE SHARES OF STOCK WERE ORIGINALLY PURCHASED AND APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH. A COPY OF THE PURCHASE AGREEMENT IS ON FILE AT THE CORPORATE OFFICE OF THE CORPORATION."

6.4 Illiquid Investment. Purchaser acknowledges and agrees that it must bear the economic risk of its investment in the Purchased Shares and the Conversion Shares for an indefinite period of time, until such time as the Purchased Shares or the Conversion Shares, as applicable, are registered or an exemption from registration is available.

7. Registration of the Purchased Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Other Matters. The Issuer shall:

(a) subject to receipt of necessary information from Purchaser after prompt request from the Issuer to Purchaser to provide such information, promptly following the Closing but no later than the 60th day following the Initial Closing Date (the "Filing Date"), prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-1 or such successor form (a "Registration Statement") to enable the resale of the Registrable Securities, by Purchaser or its transferees from time to time over any national exchange on which the Issuer's Common Stock is then traded, or in privately-negotiated transactions. The Issuer may exclude any shares of Registrable Securities if it is required to do so by the SEC in order for the SEC to declare the Registration Statement effective. Purchaser may not include any shares of Registrable Securities in the Registration Statement pursuant to this Agreement unless Purchaser furnishes to the Issuer in writing within five business days after receipt of request therefor, such requested information;

(b) use its commercially reasonable efforts, subject to receipt of necessary information from Purchaser after prompt request from the Issuer to Purchaser to provide such information, to cause the Registration Statement to become effective prior to the 150th day following the final Closing (the "Effectiveness Date");

(c) use its commercially reasonable efforts to cause such Registration Statement to remain continuously effective and prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the "Prospectus") (and the applicable Exchange Act reports incorporated therein by reference, so filed on a timely basis) as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period ending on the date that is, with respect to Purchaser's Registrable Securities, the earlier of (i) one year after the Effectiveness Date, (ii) at such time as the Purchaser may sell Registrable Securities without registration pursuant to Rule 144(b) promulgated under the Securities Act (or any similar provision then in force under the Securities Act), or (iii) such time as all Registrable Securities purchased by Purchaser have been sold or otherwise transferred pursuant to a registration statement or otherwise;

(d) so long as Purchaser holds Registrable Securities, provide copies to Purchaser to review the Registration Statement and all amendments and supplements thereto, no fewer than three business days prior to their filing with the SEC, and not file any Registration Statement, amendment or supplement thereto to which a holder of the Registrable Securities reasonably objects in writing within such three business day period;

(e) furnish to Purchaser with respect to the Registrable Securities included in the Registration Statement such number of copies of the Registration Statement, Prospectuses and preliminary Prospectuses ("Preliminary Prospectuses" and individually, "Preliminary Prospectus") in conformity with the requirements of the Securities Act and such other documents as Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by Purchaser; provided, however, that the obligation of the Issuer to deliver copies of Prospectuses or Preliminary Prospectuses to Purchaser shall be subject to the receipt by the Issuer of reasonable assurances from Purchaser that Purchaser will comply with the applicable prospectus delivery requirements under the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(f) file documents required of the Issuer for customary blue sky clearance in states specified in writing by Purchaser and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Issuer is required to maintain the effectiveness of the Registration Statement pursuant to Section 7.1(b); provided, however, that the Issuer shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(g) promptly notify Purchaser after it receives notice of the time when the Registration Statement has been declared effective by the SEC, or when a supplement or amendment to any Registration Statement has been filed with the SEC;

(h) advise Purchaser, promptly: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and (ii) at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, upon discovery that, or upon the happening of an event as a result of which, the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i) upon request and subject to appropriate confidentiality obligations, furnish to Purchaser copies of any and all transmittal letters or other correspondence with the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering of Registrable Securities;

(j) in the case of an Underwritten Offering, furnish upon request, (i) an opinion of counsel for the Issuer dated the effective date of the applicable registration statement or the date of any amendment or supplement thereto, and a letter of like kind dated the date of the closing under the underwriting agreement, and (ii) a "cold comfort" letter, dated the date of the applicable registration statement or the date of any amendment or supplement thereto and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have certified the Issuer's financial statements included or incorporated by reference into the applicable registration statement, and each of the opinion and the "cold comfort" letter shall be in customary form and covering substantially the same matters with respect to such registration statement (and the prospectus and any prospectus supplement included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in Underwritten Offerings of securities and such other matters as such underwriters or Purchaser may reasonably request;

(k) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(l) make available to the appropriate representatives of the managing underwriter and Purchaser access to such information and Issuer personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act; provided, however, that the Issuer need not disclose any such information to any such representative unless and until such representative has entered into or is otherwise subject to a confidentiality agreement with the Issuer satisfactory to the Issuer; and

(m) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or quotation system on which similar securities issued by the Issuer are then listed or quoted.

7.2 Transfer of Shares After Registration; Suspension.

(a) Purchaser agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 7.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Issuer in writing of any changes in the information set forth in the Registration Statement regarding Purchaser or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Issuer shall if deemed necessary by the Issuer: (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) provide Purchaser copies of any documents filed pursuant to Section 7.2(b)(i), and (iii) inform Purchaser that the Issuer has complied with its obligations in Section 7.2(b)(i) (or that, if the Issuer has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Issuer will notify Purchaser to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Purchaser pursuant to Section 7.2(b)(i) hereof when the amendment has become effective).

(c) In the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Issuer shall promptly deliver a notice in writing to Purchaser (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, Purchaser will refrain from selling any Registrable Securities pursuant to the Registration Statement (a "Suspension") until Purchaser's receipt of copies of a supplemented or amended Prospectus prepared and filed by the Issuer, or until Purchaser is advised in writing by the Issuer that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Issuer will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as promptly as practicable after the delivery of a Suspension Notice to Purchaser. Notwithstanding the foregoing, the Issuer shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for a period (a "Black Out Period") not to exceed, for so long as this Agreement is in effect, 60 days consecutively and 120 days in any 12-month period if either (A) any action by the Issuer pursuant to this Section 7.2(c) would violate applicable law or (B) (x) an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (y) (1) the Issuer determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (2) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed in any relevant jurisdiction.

(d) Provided that a Suspension or a Black Out Period is not then in effect, Purchaser may sell Registrable Securities under the Registration Statement in the manner set forth under the caption "Plan of Distribution" in the Prospectus, provided that it arranges for delivery of a current Prospectus to the transferee of such Registrable Securities. Upon receipt of a request therefor, the Issuer agrees to provide an adequate number of current Prospectuses to Purchaser and to supply copies to any other parties requiring such Prospectuses.

(e) If (i) the SEC deems the registration of any Registrable Securities to be a primary offering by the Company or the Purchaser and (ii) the SEC prohibits the use of Rule 415 under the Securities Act (or any similar provision then in force) to sell Registrable Securities on a delayed or continuous basis, then Purchaser shall not be obligated to commit to any such primary offering to allow the Registration Statement to be declared effective by the Commission.

7.3 Indemnification.

(a) For the purpose of this Section 7.3:

(i) the term "Selling Stockholder" shall include Purchaser and its Affiliates;

(ii) the term "Registration Statement" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 7.1; and

(iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading.

(b) The Issuer agrees to indemnify and hold harmless each Selling Stockholder and its officers, directors, members and their respective successors and assigns (collectively, the "Selling Stockholder Indemnified Parties") from and against any third party losses, claims, damages or liabilities to which such Selling Stockholder Indemnified Parties may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Issuer contained herein, or failure to comply with the covenants and agreements of the Issuer contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any failure by the Issuer to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Issuer will reimburse such Selling Stockholder Indemnified Parties for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Issuer shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (1) an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Selling Stockholder Indemnified Parties specifically for use in preparation of the Registration Statement, (2) a breach of any representations or warranties made by such Selling Stockholder herein, or the failure of such Selling Stockholder Indemnified Parties to comply with its covenants and agreements contained in this Agreement hereof or (3) the use by the Selling Stockholder Indemnified Party of an outdated or defective Prospectus after the Issuer has notified such Selling Stockholder Indemnified Party in writing that the Prospectus is outdated or defective and prior to the receipt by such Selling Stockholder Indemnified Party of a supplemented Prospectus or written notice from the Issuer that the use of the applicable Prospectus may be resumed. The Issuer shall reimburse each Selling Stockholder Indemnified Party for the amounts provided for herein on demand as such expenses are incurred.

(c) Purchaser agrees to indemnify and hold harmless the Issuer (and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, each officer of the Issuer who signs the Registration Statement and each director of the Issuer) from and against any third party losses, claims, damages or liabilities to which the Issuer (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any breach of the representations and warranties of Purchaser contained herein, (ii) any failure to comply with the covenants and agreements of Purchaser contained herein, or (iii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of Purchaser specifically for use in preparation of the Registration Statement, and Purchaser will reimburse the Issuer (or such officer, director or controlling person), as the case maybe, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that Purchaser's obligation to indemnify the Issuer or any other persons hereunder shall be limited to the amount by which the net amount received by Purchaser from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which Purchaser has otherwise been required to pay by reason of such untrue statement or omission, provided further that, with respect to any indemnification obligation arising under clause (iii) of this paragraph (b), such obligation shall be limited to the net amount received by Purchaser from the sale of the Registrable Securities included in the Registration Statement in question.

(d) Promptly after receipt by any indemnified person of a notice of a claim or the commencement of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 7.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action or such failure results in the forfeiture by the indemnifying party of substantial rights or defenses) or from any liability otherwise than under this Section 7.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) only in the event that (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of counsel for the indemnified party, present such counsel with a potential or actual conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(e) If the indemnification provided for in this Section 7.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Issuer, on the one hand, and Purchaser, on the other, in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Issuer, on the one hand, or Purchaser, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Issuer and Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by Purchaser from the sale of the Registrable Securities to which such loss relates exceeds the amount of any damages which Purchaser has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Purchaser's obligations in this subsection to contribute shall be in proportion to its sale of Registrable Securities to which such loss relates and shall not be joint with any other Selling Stockholders.

(f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons and are fully informed regarding the provisions of this Section 7.3. They further acknowledge that the provisions of this Section 7.3 fairly allocate the risks in light of the ability of the parties to investigate the Issuer and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 7.3, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7.3 and further agree not to attempt to assert any such defense.

7.4 Registration Expenses. The Issuer will bear all expenses incident to or incurred in connection with the preparation and filing of the Registration Statement whether or not declared effective, including, without limitation, all registration and filing fees and expenses, fees and expenses of compliance with federal and state securities laws or with blue sky laws as provided in Section 7.1(f), any NASD filing fees required to be made in connection with an underwritten offering of the Registrable Securities, application and filing fees and expenses, duplicating and printing expenses, and fees and disbursements of counsel to the Issuer (including expenses of legal opinions) and all independent accountants, but excluding fees and expenses of counsel to Purchaser, fees and expenses of any accountants, engineers, consultants or any other advisers to Purchaser, any underwriting discount or commission and any broker-dealer sales commission that Purchaser may incur in disposing of its Registrable Securities.

7.5 Termination of Conditions and Obligations. The conditions precedent imposed by this Agreement upon the transferability of the Registrable Securities, shall cease and terminate as to any particular Registrable Securities when the sale of such Registrable Securities shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering the sale of the Registrable Securities or at such time as an opinion of counsel reasonably satisfactory to the Issuer shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

8. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a) if to the Issuer, to:

Rock Energy Resources, Inc.

10375 Richmond, Suite 2100

Houston, Texas 77042

Attention: Rocky V. Emery

Tel: (713) 954-3600

Fax: (713) 954-3601

(b) if to Purchaser, at its address on the signature page hereto attached hereto, or at such other address or addresses as may have been furnished to the Issuer in writing

9. Reliance. Purchaser and the Issuer understand and agree that the other party and its respective officers, directors, employees and agents may, and will, rely on the accuracy of the other party's respective representations and warranties in this Agreement to establish compliance with applicable securities laws. Purchaser and the Issuer agree to indemnify and hold harmless all such parties against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance on such representations and warranties.

10. Miscellaneous.

10.1 Survival. The representations and warranties made in this Agreement shall survive the closing of the transactions contemplated by this Agreement.

10.2 Assignment. This Agreement is not transferable or assignable, except that the rights of Purchaser set forth in Section 7 hereof shall be transferable by Purchaser to its Affiliate.

10.3 Execution and Delivery of Agreement. The Issuer shall be entitled to rely on delivery by facsimile transmission of an executed copy of this Agreement, and acceptance by the Issuer of such facsimile copy shall create a valid and binding agreement between Purchaser and the Issuer.

10.4 Titles. The titles of the sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

10.5 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

10.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matters herein and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters.

10.7 Waiver and Amendment. Except as otherwise provided herein, the provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of the Issuer and Purchaser acquiring in the aggregate a majority of the Purchased Shares purchased pursuant to this Agreement.

10.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. In the event that this Agreement is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format date file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

10.9 Governing Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of Texas.

10.10 Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above mentioned.

ISSUER:

ROCK ENERGY RESOURCES, INC.

By:

Name: Rocky V. Emery

Title: Chairman of the Board and Chief Executive Officer

[PURCHASER]

By:

Name:

Title:

Address:

Number of Purchased Shares:

Purchase Price: